SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2002

MAPICS, Inc.
(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	000-18674 (Commission File Number)	04-2711580 (IRS Employer Identification No.)

1000 Windward Concourse Parkway
Alpharetta, Georgia 30005
(Address of Principal Executive Offices)

678-319-8000
(Registrant’s telephone number, including area code)

Item 5.    Other Events.

See the registrant’s press release attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAPICS, INC. (Registrant)

Date: July 31, 2002	By:	/s/ MARTIN D. AVALLONE
Martin D. Avallone Vice President, General Counsel and Secretary

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INDEX TO EXHIBITS

Exhibit	Description
99.1	Press release dated July 31, 2002

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